UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

Angiotech Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

British Columbia	000-30334	98-0226269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1618 Station Street, Vancouver, BC, Canada V6A 1B6

(Address of principal executive offices)

(604) 221-7676

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Angiotech Pharmaceuticals (US), Inc., a Washington corporation (“Angiotech US”), closed the offer (the “Exchange Offer”) to exchange up to $225 million aggregate principal amount of the Senior Floating Rate Notes due 2013 (the “Floating Rate Notes”) (CUSIP No. 034918 AH5) of Angiotech Pharmaceuticals, Inc., a corporation formed under the laws of the Province of British Columbia (“Angiotech”) for new 9% Senior Notes due 2016 (the “9% Notes”) (CUSIP No. 03476E AA6) issued by Angiotech US.

The Exchange Offer expired at 11:59 p.m. New York City time, on August 9, 2012. A total of $255,532,000 aggregate principal amount of Floating Rate Notes were validly tendered. Pursuant to the terms and conditions of the Exchange Offer, Angiotech US could accept for exchange $225 million aggregate principal amount of the Floating Rate Notes (the “Maximum Principal Exchange Amount”). Because the aggregate principal amount of validly tendered Floating Rate Notes exceeded the Maximum Principal Exchange Amount, Angiotech US accepted the Floating Rate Notes for exchange on a pro rata basis. The amount of each holder’s validly tendered Floating Rate Notes accepted for exchange was determined by multiplying each holder’s tender by a proration factor of 0.8805, rounded down to the nearest integral multiple of $1,000. All Floating Rate Notes that were validly tendered but not accepted for exchange by Angiotech have been returned to or credited to the accounts of their respective holders.

All holders of Floating Rate Notes that validly tendered (and did not validly withdraw) their Floating Rate Notes prior to 11:59 p.m. New York City time on July 23, 2012 (the “Early Tender Time”), and whose Floating Rate Notes were accepted for exchange, were entitled to receive 9% Notes with a principal amount constituting a 2.0% premium (the “Early Tender Premium”) to the principal amount of the Floating Rate Notes so exchanged, such that each $1,000 of Floating Rate Notes so accepted for exchange was exchanged for $1,020 of 9% Notes rounded down to the nearest integral multiple of $1,000. Holders that validly tendered their Floating Rate Notes after the Early Tender Time and prior to the expiration of the Exchange Offer, were entitled to receive the 9% Notes with a principal amount equal to the principal amount of any Floating Rate Notes so accepted for exchange, and were not entitled to receive the Early Tender Premium. All but a nominal amount of the tendered Floating Rate Notes were tendered prior to the Early Tender Time.

Item 1.01. Entry Into Material Definitive Agreement.

Indenture

On August 13, 2012, Angiotech US, Angiotech and certain of Angiotech’s subsidiaries entered into an indenture with Deutsche Bank National Trust Company, as trustee, governing the 9% Notes (the “9% Notes Indenture”). The 9% Notes were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, as set forth in Section 3(a)(9) thereunder. The 9% Notes bear interest at a rate of 9% per annum payable quarterly in cash and in arrears on March 1, June 1, September 1 and December 1, commencing on September 1, 2012, and will mature on December 1, 2016.

The 9% Notes are guaranteed by Angiotech and its existing and future subsidiaries (other than Angiotech US). Subject to certain exceptions, the 9% Notes are secured, ratably with the Floating Rate Notes, by second-priority liens and security interests over the same collateral that currently or in the future secures the obligations under Angiotech’s credit facility with Wells Fargo Capital Finance, LLC, hedging obligations and cash management obligations (the “Collateral”). Angiotech US, Angiotech and certain of Angiotech’s subsidiaries entered into customary security and related agreements in connection with the Indenture, including an Amended and Restated Second Lien Security Agreement and a Second Lien Intercreditor Agreement.

Angiotech may redeem some or all of the 9% Notes at any time, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to 100% of the outstanding principal amount thereof, plus any accrued and unpaid interest thereon to the applicable redemption date and any outstanding fees, expenses or other amounts owing in respect thereof. Angiotech may elect to redeem 9% Notes only if all Floating Rate Notes then outstanding, if any, are redeemed concurrently under the Floating Rate Notes Indenture. If Angiotech experiences a change of control (as defined in the 9% Notes Indenture), Angiotech will be required to make an offer to repurchase the 9% Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.

The above description of the 9% Notes Indenture does not purport to be a complete statement of the parties’ rights and obligations thereunder and is qualified in its entirety by reference to the 9% Notes Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Supplemental Indenture

On August 13, 2012, in conjunction with the Exchange Offer and related consent solicitation for the Floating Rate Notes, Angiotech entered into a supplemental indenture (the “Supplemental Indenture”), which amends the Indenture, dated as of May 12, 2011, among Angiotech, the guarantors named therein and Deutsche Bank National Trust Company, as trustee, relating to the Floating Rate Notes (the “FRN Indenture”). The Supplemental Indenture, among other modifications, provides that the 9% Notes and Floating Rate Notes will vote together as a single class on certain matters.

The above description of the Supplemental Indenture does not purport to be a complete statement of the parties’ rights and obligations thereunder and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

Third Amendment to Credit Agreement

On August 13, 2012, Angiotech entered into a Third Amendment to Credit Agreement, dated as of August 13, 2012 (the “Amendment”), by and among Angiotech, each of Angiotech’s subsidiaries listed as a “Borrower” on the signature pages thereto, Wells Fargo Capital Finance, LLC, a Delaware limited liability company (“WFCF”), as arranger and administrative agent for the Lenders, and the lenders named on the signature pages thereto (the “Lenders”). The Amendment is an amendment to the Credit Agreement, dated as of May 12, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Among other things, the Amendment amended the Credit Agreement to permit the consummation of the Exchange Offer and the issuance of the 9% Notes.

The above description of the Amendment does not purport to be a complete statement of the parties’ rights and obligations thereunder and is qualified in its entirety by reference to the Amendment and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the 9% Notes Indenture set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.03. Material Modification to Rights of Security Holders.

The information regarding the Supplemental Indenture set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 8.01. Other Events.

On August 10, 2012, Angiotech issued a press release announcing the expiration of the Exchange Offer. A copy of Angiotech’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit	Description

4.1	Indenture, dated August 13, 2012, by and among Angiotech Pharmaceuticals (US), Inc., Angiotech Pharmaceuticals, Inc., certain of its subsidiaries party thereto and Deutsche Bank National Trust Company, as trustee, for 9% Senior Notes due 2016.

4.2	Supplemental Indenture, dated August 13, 2012, by and among Angiotech Pharmaceuticals, Inc., certain of its subsidiaries party thereto and Deutsche Bank National Trust Company, as trustee, for Senior Floating Rate Notes due 2013.

10.1	Third Amendment to Credit Agreement, dated as of August 13, 2012, by and among Angiotech Pharmaceuticals, Inc., each of the subsidiaries listed as a “Borrower” on the signature pages thereto, Wells Fargo Capital Finance, LLC, as arranger and administrative agent for the Lenders, and the lenders named on the signature pages thereto is hereby incorporated by reference to Exhibit 10.2 to Angiotech’s Quarterly Report on Form 10-Q filed on August 14, 2012. (SEC File No. 000-30334).

99.1	Press Release, dated August 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIOTECH PHARMACEUTICALS, INC.
(Registrant)

Date: August 16, 2012	By:	/s/ K. Thomas Bailey
K. Thomas Bailey
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated August 13, 2012, by and among Angiotech Pharmaceuticals (US), Inc., Angiotech Pharmaceuticals, Inc., certain of its subsidiaries party thereto and Deutsche Bank National Trust Company, as trustee, for 9% Senior Notes due 2016.

4.2	Supplemental Indenture, dated August 13, 2012, by and among Angiotech Pharmaceuticals, Inc., certain of its subsidiaries party thereto and Deutsche Bank National Trust Company, as trustee, for Senior Floating Rate Notes due 2013.

10.1	Third Amendment to Credit Agreement, dated as of August 13, 2012, by and among Angiotech Pharmaceuticals, Inc., each of the subsidiaries listed as a “Borrower” on the signature pages thereto, Wells Fargo Capital Finance, LLC, as arranger and administrative agent for the Lenders, and the lenders named on the signature pages thereto is hereby incorporated by reference to Exhibit 10.2 to Angiotech’s Quarterly Report on Form 10-Q filed on August 14, 2012. (SEC File No. 000-30334).

99.1	Press Release, dated August 10, 2012.